Cash and Cash equivalents	12 Months Ended
Jun. 30, 2020
Cash and Cash equivalents.
Cash and cash equivalents

31Cash and cash equivalents

for the year ended 30 June	2020 Rm	2019 Rm
Cash and cash equivalents	34 739	15 877
Bank overdraft	(645)	(58)
Per the statement of cash flows	34 094	15 819
Cash by currency
Rand	14 281	4 179
Euro	2 602	2 080
US dollar	15 520	7 992
Other currencies	1 691	1 568
	34 094	15 819

Included in cash and cash equivalents:

Cash in respect of various special purpose entities in the Group for use within those entities amounted to R187 million (2019 — R288 million) and cash in respect of short-term rehabilitation commitments amounted to R99 million.

Cash in respect of joint operations can only be utilised for the business activities of the joint operations. This includes Sasol’s interests in the power plant in Mozambique R617 million (2019 — R322 million), the high-density polyethylene (HDPE) plant in North America of R40 million (2019 — R35 million) and R65 million (2019 — R227 million) relating to exploration and other ventures.

Other cash restricted for use of R799 million (2019 — R1 176 million) includes cash deposits serving as collateral for bank guarantees.

Fair value of cash and cash equivalents

The carrying value of cash and cash equivalents approximates fair value due to the short-term maturity of these instruments.

Accounting policies:

Cash and cash equivalents comprises cash on hand, cash restricted for use, bank overdraft, demand deposits and other short-term highly liquid investments with a maturity period of three months or less at date of purchase. Cash and cash equivalents are stated at carrying amount which is deemed to be fair value.

Cash restricted for use comprises cash and cash equivalents which are not available for general use by the group, including amounts held in escrow, trust or other separate bank accounts.